CVG
Commercial Vehicle Group, Inc.

2014

CUSTOMERS ASSOCIATES SHAREHOLDERS

Baird Industrial Conference 2014
Richard Lavin – President and CEO
Tim Trenary – Chief Financial Officer
Patrick Miller – President of Global Truck and Bus
Ulf Lindqwister – Chief Administrative Officer
Exhibit 99.1

FORWARD LOOKING STATEMENT
This presentation contains forward-looking statements that are subject to risks and uncertainties.  These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions.  In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, Class 8 North America build rates,  performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and  the Company’s financial position or other financial information.  These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.  Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the
Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium and heavy-duty truck, construction, aftermarket, military, bus, agriculture and other  markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility; (x) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives;  (xi) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xii) volatility and cyclicality in the commercial vehicle market adversely affecting us; and
(xiii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for
fiscal year ending December 31, 2013.  There can be no assurance that statements made in this presentation relating to future events will be achieved.  The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.  All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

Our Focus is to Drive Profitable Organic Growth
• We will invest in products and capabilities that will
strengthen our right-to-win with our core products in our
end markets
• We will consider opportunistic acquisitions to address
gaps in our product portfolio and to enhance serving our
end markets & customers
• We intend to achieve sales and earnings targets
commensurate with companies delivering top-quartile
total shareholder returns
pg | 3
STRATEGY

REGIONS
END-
MARKETS CORE PRODUCTS
COMPLEMENTARY
PRODUCTS
NA
Seats Trim
Wire
Harnesses
Mirrors
Office Seats
Structures
Wipers
Truck X X
Construction X
X X
Agriculture X X X
Bus X
X
Aftermarket X X
EMEA
Truck X
Construction X X
Agriculture X
X
Bus X
Aftermarket X
APAC
Truck X X
Construction X
X
Agriculture X X
Bus X
X
Aftermarket X
• Focus on core, value accretive
businesses
• Prioritize investment in core products
• Hire and develop difference-making
talent across the product lines
– Product line management
– Engineers
– Sales
– Manufacturing management
• Build / enhance our right to win
– Design and engineer innovative products
– Next generation product plans
– Global supply chain management
– Operational excellence / Lean Six Sigma
• CVG Sales Playbook
– OEM coverage / participation / closure plans
at customer product family, product, and
program level
– “Sell the House”
Prioritized Opportunities | Focused on Core
Products | Driving Disciplined Execution
CVG Business Portfolio
Regions, End-Markets and Products
Action Plan for Core Products
STRATEGY
pg | 4
• Better support our customers globally

CVG has about 5% share of the addressable market – significant opportunity to drive profitable organic growth across our end markets and penetrate our addressable market with current products
•
Available Market
1
| $27B
•
Addressable Market
2
| $13B
pg | 5
$5M
$3.5B
$3.2B
$5.6B
Truck
$5.0B
$416M
Construction
$176M
$2.6B
$2.8B
Bus
$1.2B
$2.9B
Agriculture
2013 Sales
Addressable Market
White Space
$32M
Source: Company data, LMC + Millmark research reports
1 Available market = Universe of applications / platforms available for product portfolio
2 Addressable market = Subset of available market for which products are currently available or product plans are in place
3 Does not include approximately $118M in sales of complementary products
$10.6B $6.7B $4.1B $5.4B
MARKET SHARE
Our Opportunity is Significant
3

Sales and Operating Income Margin
SELECTED FINANCIAL RESULTS
Q1
Q2 Q3
Q4 Q1
Q2
Sales
(millions)
OIM
Adjusted
OIM
Sales
2014 2013
(0.2)%
1.1%
2.3%
(1.8)%
2.1%
4.4%
4.2%
2.8%
3.4%
See appendix for reconciliation of GAAP to non-GAAP financial measures – adjusted OIM
OI Margin
5%
4%
3%
1%
2%
0%
(1)%
(2)%
(3)%
Q3
4.6%
4.5%

QUESTIONS AND DISCUSSION

APPENDIX

RECONCILIATION OF GAAP TO NON-
GAAP FINANCIAL MEASURES
Adjusted Operating Income Reconciliation
pg | 9
TOT_CVG_LOB Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014
$ (000's)
Net Sales 177,822 198,909 187,942 183,045 198,071 215,996 213,802
Cost of Sales 159,737 176,035 169,852 162,364 173,767 187,811 185,376
Gross Profit 18,085 22,874 18,090 20,681 24,304 28,185 28,426
SGA 17,949 20,339 21,135 12,288 18,472 18,748 18,333
Amortization 409 404 383 384 384 390 388
Operating Income (273) 2,131 (3,428) 8,009 5,448 9,047 9,705
Operating Income Margin (0.2)% 1.1% (1.8)% 4.4% 2.8% 4.2% 4.5%
2013 Special Items
RIF (1,800)
Third-Party Consulting Services (2,800)
Asset Impairment (2,700)
CEO Change (2,500)
2014 Special Items
Tigard / Dublin Closure (500) (100) (200)
Loss on Sale of Building (800)
Adjusted Operating Income (273) 4,631 3,872 8,009 6,748 9,147 9,905
Adjusted Operating Income Margin (0.2)% 2.3% 2.1% 4.4% 3.4% 4.2% 4.6%